NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                              BROOKLYN PARK OFFICE
                             8041 BROOKLYN BOULEVARD
                         BROOKLYN PARK, MINNESOTA 55445

                                CREDIT AGREEMENT

                                      WITH

                              BIOSENSOR CORPORATION
                            13755 FIRST AVENUE NORTH
                            PLYMOUTH, MINNESOTA 55441

                         EFFECTIVE DATE OF APRIL 7, 1997

         Loan Documents:

[ ]      Section 1 - Credit Agreement (to be executed by Borrower and Bank)
                     Exhibit A-1 - Borrowing Base Definition
                     Exhibit A-2 - Borrowing Base Certificate
                     Exhibit B - Conditions Precedent and Security
                     Exhibit C - Representations and Warranties

[ ]      Section 2 - $150,000.00 Revolving Note (original to be executed by the
                     Borrower)

[ ]      Section 3 - Security Agreement (original to be executed by the
                     Borrower)

[ ]      Section 4 - UCC-1 Financing Statement (original to be executed by the
                     Borrower)

[ ]      Section 5 - Personal Guaranty of B. Steven Springrose (to be executed by B. Steven Springrose)

[ ]      Section 6 - Arbitration Agreement (original to be executed by the
                     Borrower)

         Other Required Documents (Not Enclosed):

[ ]      Corporate Certificate of Authority

[ ]      Articles of Incorporation and By-Laws

[LOGO]
NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION                                           CREDIT AGREEMENT

THIS CREDIT AGREEMENT (the "Agreement") dated as of April 7, 1997 (the "Effective Date") is between Norwest Bank Minnesota, National Association (the "Bank") and Biosensor Corporation (the "Borrower").

BACKGROUND

The Borrower has asked the Bank to provide a One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00) line of credit to be used for financing accounts receivable and inventory.

The Bank is agreeable to meeting the Borrower's request provided that the Borrower agrees to the terms and conditions of this Agreement.

For purposes of this Agreement, all promissory notes that evidence indebtedness of the Borrower to the Bank and which are documented under this Agreement and defined below shall collectively be referred to as the "Notes."

The Revolving Note, this Agreement, and all "Security Documents" described in Exhibit B shall be referred to collectively as the "Documents."

In consideration of the above premises, the Bank and the Borrower agree as follows:

1.       LINE OF CREDIT

1.1 LINE OF CREDIT AMOUNT. During the Line Availability Period defined below, the Bank agrees to provide a conditional revolving line of credit (the "Line") to the Borrower. Outstanding amounts under the Line shall not, at any one time, exceed the lesser of the Borrowing Base or One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00). The Borrowing Base is defined in Exhibit A-1 to this Agreement. THIS IS A CONDITIONAL REVOLVING LINE OF CREDIT AND EACH ADVANCE UNDER THE LINE, IF MADE, SHALL BE AT THE SOLE DISCRETION OF THE BANK.

1.2 LINE AVAILABILITY PERIOD. The "Line Availability Period" shall mean the period of time from the Effective Date or the date on which all conditions precedent described in this Agreement have been met, whichever is later, to the Line Expiration Date of November 30, 1997.

1.3 THE REVOLVING NOTE. The Borrower's obligation to repay advances under the Line shall be evidenced by a single promissory note (the "Revolving Note") dated as of the Effective Date, and in form and content acceptable to the Bank. Reference is made to the Revolving Note for interest rate and repayment terms.

1.4 MANDATORY PREPAYMENT. If at any time the principal outstanding under the Revolving Note exceeds the lesser of the Borrowing Base or One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00), the Borrower must immediately prepay the Revolving Note in an amount sufficient to eliminate the excess.

2.       FEES AND EXPENSES

2.1 DOCUMENTATION EXPENSE. The Borrower agrees to reimburse the Bank for its reasonable expenses relating to the preparation of the Documents and any possible future amendments to the Documents, which reimbursement may include, but shall not be limited to, reimbursement of reasonable attorneys' fees, including the allocated costs, which shall not be in excess of $375.00, of the Bank's in-house counsel relating to the preparation of the Documents.

         Despite such reimbursement the Borrower acknowledges that the Bank's counsel is engaged solely to represent the Bank and does not represent the Borrower.

2.2 COLLECTION EXPENSE. In the event the Borrower fails to pay the Bank any amounts due under this Agreement or under the Documents, the Borrower shall pay all costs of collection, including reasonable attorneys' fees and legal expenses incurred by the Bank.

2.3 MISCELLANEOUS EXPENSE. The Borrower agrees to reimburse the Bank for its expenses incurred in perfecting any security interest in property granted by the Borrower to the Bank.

3.       ADVANCES AND PAYMENTS

3.1 REQUESTS FOR ADVANCES. Any line advance requested under the terms of this Agreement shall be requested by telephone or in a writing delivered to the Bank (or transmitted via facsimile) by any person reasonably believed by the Bank to be authorized by the Borrower to do so. The Bank will not consider any such request following an event which is, or with notice or the lapse of time would be, an event of default under this Agreement. Proceeds shall be deposited into the Borrower's account at the Bank or disbursed in such other manner as the parties may agree.

3.2 PAYMENTS. All principal, interest and fees due under the Documents shall be paid in immediately available funds as contracted in this Agreement and no later than the payment due date set forth in the statement mailed to the Borrower by the Bank. Should a payment come due on a day other than a day on which the Bank is open for substantially all of its business (a "Banking Day"), then the payment shall be made no later than the next Banking Day and interest shall continue to accrue during the extended period.

4.       SECURITY

         During the time period that credit is available under this Agreement, and afterward until all amounts due under the Documents are paid in full, unless the Bank shall otherwise agree in writing, all amounts due under this Agreement and the Documents shall be secured at all times as provided in Exhibit B. The Borrower also hereby grants the Bank a security interest (independent of the Bank's right of set-off) in its deposit accounts at the Bank and in any other debt obligations of the Bank to the Borrower.

5.       CONDITIONS PRECEDENT

         The Borrower must deliver to the Bank the documents described in Exhibit B, properly executed and in form and content acceptable to the Bank, prior to the Bank's initial advance or disbursement under this Agreement.

6.       REPRESENTATIONS AND WARRANTIES

         To induce the Bank to enter into this Agreement, the Borrower, to the best of its knowledge and upon due inquiry, makes the representations and warranties contained in Exhibit C.

7.       COVENANTS

7.1      FINANCIAL INFORMATION AND REPORTING

         Except as otherwise stated in this Agreement, all financial information provided to the Bank shall be compiled using generally accepted accounting principles consistently applied.

         During the time period that credit is available under this Agreement, and afterward until all amounts due under the Documents are paid in full, unless the Bank shall otherwise agree in writing, the Borrower agrees to:

(a) Annual Financial Statements. Provide the Bank within 120 days of the Borrower's fiscal year end, the Borrower's annual financial statements. The statements must be audited with an unqualified opinion by a certified public accountant acceptable to the Bank, and must be accompanied by a certificate of such accountants stating whether, in conducting their audit, they have become aware of any event of default under this Agreement, or of any event which might become such an event of default after the lapse of time or the giving of notice and the lapse of time, which has occurred and is continuing and specifying the nature and time period of its existence.

(b) Interim Financial Statements. Provide the Bank within 45 days of each month end, the Borrower's interim financial statements for the interim period then ending. The statements must be current through the end of that period and must be certified as correct by an officer of the Borrower in form acceptable to the Bank.

(c) Borrowing Base Certificate. Provide the Bank within 45 days of each month end, a Borrowing Base Certificate in the form of Exhibit A-2, current through the end of that period and certified as correct by an officer of the Borrower acceptable to the Bank.

(d) Accounts Receivable Aging. Provide the Bank within 45 days of each month end, an accounts receivable aging report in form acceptable to the Bank, current through the end of that period and certified as correct by an officer of the Borrower acceptable to the Bank.

(e) Guarantor Financial Statements. Provide the Bank within 120 days of the Borrower's fiscal year end with the annual financial statement of the Guarantor.

(f) Notices of Default. Provide the Bank prompt written notice of: 1) any event which has or might after the passage of time or the giving of notice, or both, constitute an event of default under any of the Documents; or 2) any future event that would cause the representations and warranties contained in this Agreement to be untrue when applied to the Borrower's circumstances as of the date of such event.

(g) Additional Information. Provide the Bank with such other information as it may reasonably request, and permit the Bank to visit and inspect its properties and examine its books and records.

7.2      FINANCIAL COVENANTS

         During the time period that credit is available under this Agreement, and afterward until all amounts due under the Documents are paid in full, unless the Bank shall otherwise agree in writing, the Borrower agrees to comply with the financial covenants described below, which shall be calculated using generally accepted accounting principles consistently applied, except as they may be otherwise modified by the following capitalized definitions:

(a) NET PROFIT. Achieve a minimum after-tax net profit of $40,000.00 (excluding legal settlement expense) as of fiscal year end May 31, 1997.

(b) TANGIBLE NET WORTH. Maintain a minimum Tangible Net Worth of at least $560,000 as of the end of fiscal year May 31, 1997.

         "Tangible Net Worth" means total assets less total liabilities and less the following types of assets: (1) leasehold improvements; (2) receivables and other investments in or amounts due from any shareholder, director, officer, employee or other person or entity related to or affiliated with the Borrower; (3) goodwill, patents, copyrights, mailing lists, trade names, trademarks, servicing rights, organizational and franchise costs, bond underwriting costs and other like assets properly classified as intangible.

(c) Total Liabilities to Tangible Net Worth Ratio. Maintain a ratio of total liabilities to Tangible Net Worth of less than 1.5 to 1.0 as of fiscal year end May 31, 1997.

7.3      OTHER COVENANTS

         During the time period that credit is available under this Agreement, and afterward until all amounts due under the Documents are paid in full, unless the Bank shall otherwise agree in writing, the Borrower agrees to:

(a)      Additional Borrowings. Refrain from incurring any indebtedness except:

         (1) trade credit incurred in the ordinary course of business;

         (2) indebtedness expressly subordinated to the Bank in a writing acceptable to the Bank;

         (3) indebtedness in existence on the date of this Agreement and disclosed in advance to the Bank in writing;

         (4) indebtedness for business purposes which does not exceed a total principal amount of $25,000.00.

(b) Other Liens. Refrain from allowing any security interest or lien on property it owns now or in the future, except:

         (1) liens in favor of the Bank;

         (2) liens outstanding on the date of this Agreement and disclosed in advance to the Bank in writing;

         (3) liens for taxes not delinquent or which the Borrower is contesting in good faith;

         (4) liens which secure obligations in a total principal amount not exceeding $25,000.00.

(c) Insurance. Cause its properties to be adequately insured by a reputable insurance company against loss or damage and to carry such other insurance as is required of or usually carried by persons engaged in the same or similar business. Such insurance must, with respect to the Bank's collateral security, include a lender's loss payable endorsement in favor of the Bank in form acceptable to the Bank.

(d) Change in Management. Refrain from permitting or suffering any material change in its management personnel or management structure.

(e) Collateral Audits. Permit the Bank to conduct audits of all collateral pledged to the Bank by the Borrower at such intervals as the Bank may reasonably require, but not in excess of one time each calendar year. In the event the Borrower is in default, collateral audits may be performed more frequently than once per calendar year. The audits may be performed by employees of the Bank or independent contractors retained by the Bank.

(f) Nature of Business. Refrain from engaging in any line of business materially different from that presently engaged in by the Borrower.

(g) Form of Organization and Mergers. Refrain from changing its legal form of organization, or consolidating, merging, pooling, syndicating or otherwise combining with any other entity.

(h) Maintenance of Properties. Make all repairs, renewals or replacements necessary to keep its plant, properties and equipment in good working condition.

(i) Books and Records. Maintain adequate books and records, refrain from making any material changes in its accounting procedures for tax or other purposes, and permit the Bank to inspect same upon reasonable notice.

(j) Compliance with Laws. Comply in all material respects with all laws applicable to its form of organization, business, and the ownership of its property.

(k) Preservation of Rights. Maintain and preserve all permits, licenses, rights, privileges, charters and franchises that it now owns.

         These covenants were negotiated by the Bank and Borrower based on information provided to the Bank by the Borrower. A breach of a covenant is an indication that the risk of the transaction has increased. As consideration for any waiver or modification of these covenants, the Bank may require: additional collateral, guaranties or other credit support; higher fees or interest rates; and possible modifications to the Documents and the monitoring of the Agreement. The waiver or modification of any covenant that has been violated by the Borrower shall be made at the sole discretion of the Bank. These options do not limit the Bank's right to exercise its rights under
         Section 8 of this Agreement.

8.       EVENTS OF DEFAULT AND REMEDIES

8.1      DEFAULT

         The Line is a conditional line of credit, which means that the Bank is not obligated to make advances under the Line even if the Borrower is in compliance with the terms of this Agreement, and the Revolving Note evidencing borrowings under the Line shall be payable by the Borrower upon the earlier of DEMAND or November 30, 1997. Despite this reservation of rights, upon the occurrence of any one or more of the following events of default, or at any time afterward unless the default has been cured, the Bank may declare each revolving facility documented in this Agreement to be terminated and in its discretion accelerate and declare the unpaid principal, accrued interest and all other amounts payable under the and the Documents to be immediately due and payable:

(a) Failure by the Borrower to make any payment of principal or interest due under the Revolving Note which continues for 10 days after its due date.

(b) Default by the Borrower in the observance or performance of any covenant or agreement contained in this Agreement, and continuance for more than 15 days.

(c) Default by the Borrower in the observance or performance of any covenant or agreement contained in any of the Documents (excepting this Agreement), after giving effect to any applicable grace period.

(d) Default by the Borrower with respect to any indebtedness or obligation owed to the Bank, which is unrelated to any loan or facility subject to the terms of this Agreement, or to any other creditor, which would allow the maturity of any such indebtedness or obligation to be accelerated.

(e) Default by Springrose L.L.P. or the Guarantor in the payment of that certain term loan in the original principal amount of $1,100,000.00 by the Bank to Springrose L.L.P. or in the observance or performance of any term, covenant or agreement of such party in any agreement relating to said term loan.

(f) Any representation or warranty made by the Borrower to the Bank is untrue in any material respect.

(g) With the exception of the pending litigation with Cardiosoft (the "Cardiosoft Litigation") as previously disclosed to the Bank, any litigation or governmental proceeding against the Borrower seeking an amount in excess of $25,000.00 which is not insured or subject to indemnity by a solvent third party either 1 ) results in a judgment equal to or in excess of that amount against the Borrower or 2) remains unresolved on the 270th day following the date of service on the Borrower.

(h) A garnishment, levy or writ of attachment, or any local, state, or federal notice of tax lien or levy is made or issues against the Borrower, or any post judgment process or procedure is commenced or any supplementary remedy for the enforcement of a judgment is employed against the Borrower or the Borrower's property.

(i) The Guarantor dies or attempts to revoke his Guaranty, or becomes insolvent or is the subject of a voluntary or involuntary petition under the United States Bankruptcy Code.

(j) A material adverse change occurs in the Borrower's financial condition or ability to repay its obligations to the Bank.

8.2      IMMEDIATE DEFAULT

         If, with or without the Borrower's consent, a custodian, trustee or receiver is appointed for any of the Borrower's properties, or if a petition is filed by or against the Borrower under the United States Bankruptcy Code, or the Borrower is dissolved, liquidated, or winds up its business, then the unpaid principal, accrued interest, and all other amounts payable under the Revolving Note and the Documents shall become immediately due and payable without notice or demand.

9.       MISCELLANEOUS.

(a) No Waiver; Cumulative Remedies. No failure or delay by the Bank in exercising any rights under this Agreement shall be deemed a waiver of those rights. The remedies provided for in the Agreement are cumulative and not exclusive of any remedies provided by law.

(b) Amendments or Modifications. Any amendment or modification of this Agreement must be in writing and signed by the Bank and Borrower. Any waiver of any provision in this Agreement must be in writing and signed by the Bank.

(c) Binding Effect: Assignment. This Agreement and the Documents are binding on the successors and assigns of the Borrower and Bank. The Borrower may not assign its rights under this Agreement and the Documents without the Bank's prior written consent. The Bank may sell participations in or assign this Agreement and the Documents and exchange financial information about the Borrower with actual or potential participants or assignees.

(d) Minnesota Law. This Agreement and the Documents shall be governed by the substantive laws of the State of Minnesota.

(e) Severability of Provisions. If any part of this Agreement or the Documents are unenforceable, the rest of this Agreement or the Documents may still be enforced.

(f) Integration. This Agreement and the Documents describes the entire understanding and agreement of the parties and supersedes all prior agreements between the Bank and the Borrower relating to each credit facility subject to this Agreement, whether verbal or in writing.

Address for notices to Bank:                 Address for notices to Borrower:

Norwest Bank Minnesota,
 National Association                        Biosensor Corporation
8041 Brooklyn Boulevard                      13755 First Avenue North
Brooklyn Park, Minnesota 55445               Plymouth, Minnesota 55441

Attention: Mona M. Krueger                   Attention: B. Steven Springrose


NORWEST BANK MINNESOTA,
 NATIONAL ASSOCIATION                        BIOSENSOR CORPORATION

BY: /s/ Mona M. Krueger                      BY: /s/ B. Steven Springrose
    MONA M. KRUEGER, VICE PRESIDENT              B. STEVEN SPRINGROSE, PRESIDENT

                                  EXHIBIT A-1

                           BORROWING BASE DEFINITION

Borrowing Base means the sum of 70% of Eligible Accounts Receivable (as defined below).

Eligible Accounts Receivable means all accounts receivable of the Borrower except those which are:

         1)       Greater than 90 days past the invoice date.

         2) Due from an account debtor, 10% or more of whose accounts owed to the Borrower are more than 90 days past the invoice date.

         3)       Subject to offset or dispute.

         4) Due from an account debtor who is subject to any bankruptcy proceeding.

         5) Owed by a shareholder, subsidiary, affiliate, officer or employee of the Borrower.

         6) Not subject to a perfected first lien security interest in favor of the Bank.

         7) Due from an account debtor located outside the United States and not supported by a standby letter of credit acceptable to the Bank.

         8)       Due from a unit of government, whether foreign or domestic.

         9) Otherwise deemed ineligible by the Bank in its reasonable discretion.

                                   EXHIBIT A-2

                              BIOSENSOR CORPORATION

                           BORROWING BASE CERTIFICATE



TO:  Norwest Bank Minnesota,
       National Association
     8041 Brooklyn Boulevard
     Brooklyn Park, Minnesota 55445
     (the "Bank")

         Biosensor Corporation (the "Borrower") certifies that the following computation of the Borrowing Base was performed as of in accordance with the Borrowing Base definitions set forth in Exhibit A-1 to the Credit Agreement entered into between the Bank and the Borrower dated

Total A/R                                $ _____________

     Less: 1) Greater than 90 days       $ _____________

           2) Other ineligibles          $ _____________

     Eligible A/R                        $ _____________

     70% of Eligible Accts. Receivable                         $
                                                                 ==============
     Total Borrowing Base                                      $
     (Lesser of $150,000 or 70% of Eligible Accts Receivable)    ==============

     Total Line Outstandings                                  ($               )
                                                                 ==============
     Excess (Deficit)                                          $
                                                                 ==============


BIOSENSOR CORPORATION

BY: _________________________

ITS: ________________________

                                   EXHIBIT B

                       CONDITIONS PRECEDENT AND SECURITY

PLEASE NOTE: This Exhibit describes each Note, Security Document, Authorizations, Organizational Documents, and all miscellaneous documents, reports, certificates and other information required as a condition to each advance or disbursement under the Agreement, whether or not they have previously been delivered to the Bank. PLEASE REFER TO THE CLOSING CHECKLIST FOR A COMPLETE DESCRIPTION OF WHICH OF THE FOLLOWING DOCUMENTS REMAIN TO BE DELIVERED TO THE BANK.

NOTE

The Revolving Note

SECURITY DOCUMENTS

Each Security Document described below must continue in full force and effect at all times in accordance with its terms during the time period that credit is available under this Agreement, and afterward until all amounts due under the Documents are paid in full. THE FAILURE OF ANY SECURITY DOCUMENT TO MEET THESE REQUIREMENTS MAY RESULT IN AN EVENT OF DEFAULT UNDER THE AGREEMENT AND THE ACCELERATION OF ALL OF THE BORROWER'S OBLIGATIONS TO THE BANK EVIDENCED BY THE DOCUMENTS.

Personal Guaranty of B. Steven Springrose. The unconditional personal Guaranty of B. Steven Springrose. Pursuant to the Guaranty, the Guarantor guarantees a maximum of $150,000.00 principal indebtedness, plus interest and enforcement expenses.

Security Agreement of Biosensor Corporation. A Security Agreement signed by the Borrower, granting the Bank a first lien security interest in the Borrower's accounts, inventory, equipment and general intangibles, described in that Agreement, together with one or more UCC-1 Financing Statements sufficient to perfect the security interest granted to the Bank in each jurisdiction where such property is located.

AUTHORIZATION

Certificate of Authority of Borrower. A Certificate of Authority executed by such person or persons authorized by the Borrower's organizational documents and/or agreements to do so, certifying the incumbency and signatures of the officers or other persons authorized to execute the Documents, and authorizing the execution of the Documents and performance in accordance with their terms.

ORGANIZATION

Articles of Incorporation and By-Laws. A recently certified copy of the Borrower's Articles of Incorporation and By-laws, and any amendments, if applicable.

Certificate of Good Standing. A recently certified copy of the Borrower's Certificate of Good Standing.

OTHER

Arbitration Agreement. The Bank's standard form of Arbitration Agreement signed by the Bank and Borrower, subjecting potential controversies between them to binding arbitration, including but not limited to those relating to the Documents and this Agreement.

Evidence of Insurance. Evidence that the Borrower has obtained all insurance coverage required by this Agreement, and that the Bank has been named as the beneficiary of such policy or policies of insurance.

                                    EXHIBIT C

                         REPRESENTATIONS AND WARRANTIES

Organizational Status. The Borrower is a corporation duly formed and in good standing under the laws of the State of Minnesota.

Authorization. This Agreement, and the execution and delivery of the Documents, is within the Borrower's powers, has been duly authorized and does not conflict with any of the Borrower's organizational documents or any other agreement by which the Borrower is bound, and has been signed by all persons authorized and required to do so under its organizational documents.

Financial Reports. The Borrower has provided the Bank with its annual audited financial statement dated May 31, 1996 and its unaudited interim financial statement dated 2/28/97, and these statements fairly represent the financial condition of the Borrower as of their respective dates and were prepared in accordance with generally accepted accounting principals consistently applied.

Litigation. There is no litigation or governmental proceeding pending or threatened against the Borrower which could have a material adverse effect on the Borrower's financial condition or business, with the exception of the pending Cardiosoft litigation.

Taxes. The Borrower has paid when due all federal, state and local taxes.

No Default. There is no event which is, or with notice or the lapse of time would be, an event of default under this Agreement.

ERISA. The Borrower is in compliance in all material respects with the Employee Retirement Income Security Act of 1974 and has received no notice to the contrary from the Pension Benefit Guaranty Corporation or any related governmental entity.

Environmental Matters. 1) The Borrower is in compliance in all material respects with all health and environmental laws applicable to the Borrower and its operations and knows of no conditions or circumstances that could interfere with such compliance in the future; 2) the Borrower has obtained all environmental permits and approvals required by law for the operation of its business; and 3) the Borrower has not identified any "recognized environmental conditions", as that term is defined by the American Society for Testing and Materials in its standards for environmental due diligence, which could subject the Borrower to enforcement action if brought to the attention of appropriate governmental authorities.

[LOGO]
NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION                                             REVOLVING NOTE

$150,000.00                                                       April 7, 1997

FOR VALUE RECEIVED, Biosensor Corporation (the "Borrower") promises to pay to the order of Norwest Bank Minnesota, National Association (the "Bank"), at its principal office or such other address as the Bank or holder may designate from time to time, the principal sum of ONE HUNDRED FIFTY THOUSAND and 00/100 Dollars ($150,000.00), or the amount shown on the Bank's records to be outstanding, plus interest (calculated on the basis of actual days elapsed in a 360-day year) accruing each day on the unpaid principal balance at the annual interest rate defined below. Absent manifest error, the Bank's records shall be conclusive evidence of the principal and accrued interest owing hereunder.

INTEREST RATE. The principal balance outstanding under this Revolving Note shall bear interest at an annual rate equal to the Base Rate plus 1.00%, floating. Base Rate means the rate of interest established by the Bank from time to time as its "base" or "prime" rate of interest at its principal office in Minneapolis, Minnesota.

INTEREST AFTER MATURITY. The unpaid principal balance and interest due under this Revolving Note after maturity (whether this Revolving Note matures by demand, acceleration or lapse of time) shall bear interest until paid at the Base Rate plus 1.00%, floating.

REPAYMENT TERMS

INTEREST. Interest shall be payable on the last day of each month, beginning May 1, 1997.

PRINCIPAL. Principal, and any unpaid interest, shall be due on the earlier of DEMAND or November 30, 1997.

ADDITIONAL TERMS AND CONDITIONS. This Revolving Note is issued pursuant to a Credit Agreement of even date between the Bank and the Borrower (the "Agreement"). The Agreement, and any amendments or substitutions, contains additional terms and conditions, including default and acceleration provisions, which are incorporated into this Revolving Note by reference. Capitalized terms not expressly defined herein shall have the meanings given them in the Agreement. The Borrower agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses incurred by the Bank if this Revolving Note is not paid as provided above. This Revolving Note shall be governed by the substantive laws of the State of Minnesota.

WAIVER OF PRESENTMENT AND NOTICE OF DISHONOR. Borrower and any other person who signs, guarantees or endorses this Revolving Note, to the extent allowed by law, hereby waives presentment, demand for payment, notice of dishonor, protest, and any notice relating to the acceleration of the maturity of this Revolving Note.

BIOSENSOR CORPORATION

BY: /s/ B. Steven Springrose
    B. STEVEN SPRINGROSE, PRESIDENT

[LOGO]
NORWEST BANK MINNESOTA
NATIONAL ASSOCIATION                                         SECURITY AGREEMENT

Norwest Bank Minnesota,                           Biosensor Corporation
 National Association                             13755 First Avenue North
8041 Brooklyn Boulevard                           Plymouth, Minnesota 55441
Brooklyn Park, Minnesota 55445
(the "Bank")                                      (the "Borrower")

April 7 ,1997

1. SECURITY INTEREST AND COLLATERAL. To secure payment of the Obligations (as defined below), the Borrower hereby enters into this Security Agreement (the "Agreement") and grants to the Bank a security interest (the "Security Interest") in the Collateral (defined below).

"Obligations" means the debt, liability, or obligation of the Borrower to the Bank evidenced by the credit agreement of the same date and each promissory note or other instrument evidencing each loan or debt incurred thereunder by the Borrower, and any extensions, renewals, amendments, or replacements of any such loan, debt, or obligation.

"Collateral" means the following property, excluding consumer goods, in which the Borrower now has or hereafter acquires an interest:

(a) "Inventory". All inventory held for sale or lease or supply under a service contract, or which constitutes work in process or materials used or consumed in the Borrower's business.

(b) "Equipment". All equipment including but not limited to all machinery, vehicles, furniture, appliances, fixtures, manufacturing and processing equipment, shop equipment, office and recordkeeping equipment, computer hardware and software, and parts and tools.

(c) "General Intangibles". All general intangibles including but not limited to applications for patents, patents, copyrights, trademarks, trade secrets, goodwill, trade names, customer lists, permits, franchises, contracts, and the right to use the Borrower's name, together with all other intangible property rights such as the right to redeem or accept payment under an annuity contract or a non-negotiable certificate of deposit issued by a bank.

(d) "Accounts and other Rights to Payment". All rights of the Borrower to the payment of money, whether arising out of a sale, lease, or other disposition of goods or other property by the Borrower, out of a rendering of services by or loan from the Borrower, out of the overpayment of taxes or other liabilities of the Borrower, or otherwise arising under any contract or agreement, whether earned by performance or not, together with all other rights and interests (including all liens and security interests) which the Borrower may at any time have by law or agreement against the person or property of any account debtor or obligor, including but not limited to all present and future debt instruments, chattel papers, accounts, contract rights, loans and other obligation receivable, unearned insurance premiums, rebates, and negotiable documents.

The Collateral shall also include, as applicable, all (i) products of the Collateral; (ii) substitutions and replacements for the Collateral; (iii) proceeds from the sale or disposition of the Collateral, including insurance proceeds and any rights of subrogation resulting from the damage or destruction of the Collateral; and (iv) for Collateral that is tangible, all additions, increases, improvements, accessories, attachments, parts, equipment and repairs now or in the future attached to or used in connection with such

Collateral, and any warehouse receipts, bills of lading or other documents of title now or in the future evidencing the Borrower's ownership of the Collateral.

2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Borrower represents, warrants and agrees that:

(a) Borrower is a corporation whose chief executive office is located at Plymouth, Minnesota, and that this Agreement has been authorized by all necessary corporate action.

(b) The Collateral will be primarily used for business purposes.

(c) Borrower has and will have title to each item of Collateral free and clear of all security interests and other encumbrances, except:

         (i) the Security Interest;

         (ii) liens for taxes not delinquent or which the Borrower is contesting in good faith;

         (iii) liens securing purchase money indebtedness to the extent consented to in writing in advance by the Bank.

The Borrower will defend the Collateral against the claims of all persons except the Bank. Borrower will not dispose of any interest in the Collateral without the prior written consent of the Bank, except that, until the occurrence of an Event of Default and the revocation by the Bank of Borrower's right to do so, Borrower may sell Inventory in the ordinary course of business.

(d) Borrower will execute and deliver to the Bank financing statements and any other documents that the Bank may require to perfect its Security Interest in the Collateral, and will not permit any tangible Collateral to be located in any state and/or county in which a financing statement perfecting such Collateral is required to be but has not been filed. Borrower agrees that the Bank may alternatively execute financing statements to perfect the Security Interest in the Collateral where permitted by law.

(e) Each Account and each document is (or will be when arising or issued) the valid and legally enforceable obligation, subject to no defense, set-off or counterclaim (other than those arising in the ordinary course of business) of the obligor shown by the Borrower's records to be obligated to pay such Account. Borrower will not agree to the material modification or cancellation of any such right to payment without the Bank's prior written consent, and will not subordinate any such Account or right to payment to any other claim.

(f) Borrower will at all times:

         (i) keep all tangible Collateral in good working order and condition, normal depreciation excepted;

         (ii) promptly pay all taxes and other governmental charges levied or assessed upon Collateral;

         (iii) permit the Bank to examine or inspect any Collateral, wherever located, and to examine, inspect and copy Borrower's books and records pertaining to the Collateral and Borrower's business, and to request verifications from account obligors of amounts owed to Borrower;

         (iv) keep accurate and complete records regarding the Collateral and Borrower's business and financial condition and provide the Bank such periodic reports of condition as the Bank may reasonably request;

         (v) promptly notify the Bank of any loss of or material damage to any Collateral or of any adverse change known to Borrower regarding the prospect of payment on any Account;

         (vi) upon Bank's request, promptly deliver to the Bank any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Borrower;

         (vii) keep all tangible Collateral insured against loss and damage, including risks of fire (including extended coverage), theft, collision (in case of Collateral consisting of motor vehicles) and such other risks in such amounts as the Bank may reasonably request, with any loss payable to the Bank to the extent of its interest and with the commitment of the insurer to notify the Bank before cancellation;

         (viii) pay when due or reimburse the Bank on demand for all costs of collection of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorney's fees) incurred by the Bank in connection with this Agreement and the Obligations, including expenses incurred in any litigation or bankruptcy proceedings;

         (ix) prevent the Collateral from being used or kept in violation of all applicable law;

         (x) obtain a waiver or consent from the owner and any mortgagee of any real property where the Collateral may be located that provides that the Security Interest will at all times be senior to any such interest or lien.

(g) If Borrower breaches any covenant or warranty in this Agreement, and the breach or failure continues for a period of ten calendar days after the Bank gives written notice (or, in the case of the agreement contained in clause (vii) of Section 2(f), immediately upon the occurrence of such failure, without notice or lapse of time), the Bank may in its discretion perform or observe such agreements in the Borrower's or the Bank's name, and may take any other actions which the Bank deems necessary to cure or correct such failure. Borrower shall reimburse the Bank on demand for all costs and expenses (including reasonable attorneys' fees) incurred by the Bank in performing or observing such agreements. If the Borrower fails to reimburse the Bank upon demand, the Bank may cause such amounts to be advanced or added to any of the Obligations secured hereunder, which will bear interest at the highest rate provided under the note designated for this purpose by the Bank at the time of the advance.

(h) Borrower irrevocably appoints the Bank or its delegate as attorney-in-fact of Borrower with the right (but not the duty) to execute, deliver, endorse or file, in the name and on behalf of Borrower, any instruments, documents, financing statements, applications for insurance or other agreements required of Borrower under Section 2 at any time following an Event of Default. Following an Event of Default, the Bank may in its discretion enforce any rights of the Borrower under any contract of insurance, and in the Borrower's or the Bank's name, execute and deliver proofs of claim, receive payment of proceeds, endorse checks and other instruments representing payment of such proceeds, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

3. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an event of default under this Agreement (each an "Event of Default"):

(a) Borrower defaults under the terms of any of the Obligations or any credit agreement relating thereto; or

(b) Borrower materially fails to observe or perform any covenant contained in this Agreement; or

(c) any representation or warranty made by the Borrower and set forth in this Agreement is materially false or misleading.

4. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter, the Bank may exercise any one or more of the following rights and remedies:

(a) declare all unmatured Obligations to be immediately due and payable, without presentment or other notice or demand;

(b) exercise all rights available upon default to a secured party under the Uniform Commercial Code. The Bank may require Borrower to make the Collateral available to the Bank at a place to be designated by the Bank which is reasonably convenient to both parties, and if notice to Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given in the manner specified in this Agreement at least 10 calendar days prior to the date of any public sale or disposition or the date after which any private sale may occur;

(c) exercise any or all other rights available to the Bank by law or agreement against the Collateral, the Borrower or any other person or property.

The Bank shall not be obligated to preserve any rights Borrower may have against prior parties, to liquidate or realize on the Collateral at all or in any particular manner or order, or apply any cash proceeds of Collateral in any particular order.

5. OTHER PERSONAL PROPERTY. Unless at the time the Bank takes possession of any tangible Collateral, or at any time within seven days thereafter, the Borrower gives the Bank written notice of the existence of property belonging to the Borrower that does not constitute Collateral, but which is located or found upon or within such Collateral, together with a description of such property, the Bank shall not be responsible or liable to the Borrower with respect to such property unless it has actual knowledge of its existence and location upon or in such Collateral.

6. LOCK BOX, COLLATERAL ACCOUNT. Upon the Bank's request following an Event of Default, the Borrower will direct each obligor on an account to make payments to a special lock box under the control of the Bank. Borrower authorizes and directs the Bank to deposit into a special collateral account to be established and maintained with the Bank all checks, drafts and cash payments, received in said lock box. All deposits to this collateral account shall constitute Collateral and shall not constitute payment of any Obligation. At its option, the Bank may, at any time, apply collected funds on deposit in the collateral account to the payment of the Obligations in such order of application as the Bank may determine, or permit the Borrower to withdraw all or part of the balance of the collateral account. If a collateral account is established, Borrower agrees that it will promptly deliver to the Bank for deposit into the collateral account all payments on Accounts. All such payments shall be delivered to the Bank in the form received (except for Borrower's endorsement where necessary). Until deposited, all payments on Accounts received by Borrower shall be held in trust by the Borrower as the property of the Bank, and shall not be commingled with any funds or property of the Borrower.

7. COLLECTION RIGHTS OF THE BANK. In addition to its rights under Sections 4 and 6, the Bank may, at any time following an Event of Default, notify any account obligor or any other person obligated to pay any amount due with respect to an Account to make payment directly to the Bank. Upon the Bank's request, Borrower will notify such account obligors and other obligors in writing and will state on all invoices to such account obligors or other obligors that the amount due is payable directly to the Bank. At any time after the Bank or Borrower gives such notice to an account obligor or other obligor, the Bank may, in its discretion, and in its own name or in Borrower's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive or change the obligations (including collateral obligations) of any such account obligor or other obligor.

8. AMENDMENTS. This Agreement can be waived, amended or terminated and the Security Interest released, only in an express writing signed by the Bank. A waiver signed by the Bank shall be effective only in the specific instance and for the specific purpose given.

9. NO WAIVER; CUMULATIVE REMEDIES. Delay or failure to act shall not preclude the exercise or enforcement of any of the Bank's rights or remedies. All rights of the Bank shall be cumulative and may be exercised singularly or concurrently, at the Bank's option, and the exercise of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

10. NOTICES. All notices to be given to Borrower shall be deemed sufficiently given if delivered or mailed to the Borrower at the above address or at the most recent address shown on the Bank's records.

11. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of Borrower and the Bank and their respective heirs, representatives, successors and assigns and shall take effect when signed by Borrower and delivered to the Bank. A photographic or other reproduction of this Agreement or of any financing statement signed by the Borrower shall have the same force and effect as the original.

12. APPLICABLE LAW; SEVERABILITY. Except to the extent otherwise required by law, this Agreement shall be governed by the laws of the state in which the Bank's main office is located. If any provision or application of this Agreement is unenforceable in any respect, such unenforceability shall not affect other provisions of this Agreement.

13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.

14. INTEGRATION. This Agreement represents the entire understanding of the Bank and Borrower with respect to the Collateral and supersedes all prior oral or written agreements between the parties relating to the Collateral.

         IN WITNESS WHEREOF, this Agreement was executed the day and year first above written.

                                   BIOSENSOR CORPORATION

                                   By: /s/ B. Steven Springrose
                                       B. Steven Springrose, President

[LOGO/SEAL]                                                         For
                                                                    Filing
                                                                    Officer

                               STATE OF MINNESOTA
                            UCC-1 FINANCING STATEMENT

This statement is presented for filing pursuant to MINNESOTA UNIFORM COMMERCIAL CODE MINNESOTA STATUTES CHAPTER 336 9-402 (TYPE IN BLACK INK)

1. Individual Debtor-Last Name              First Name          Middle I.


Social Security #                  Mailing Address


City                                             State          Zip Code



2. Individual Debtor-Last Name              First Name          Middle I.


Social Security #                  Mailing Address


City                                             State          Zip Code



3. Business Debtor-Last Name
BIOSENSOR CORPORATION

Fed ID #                                 Mailing Address
41 - 1427114                             13755 FIRST AVENUE NORTH

City                                         State               Zip Code
PLYMOUTH                                     MN                   55441


4. Secured Party - Last Name                   5. Assignee of Secured Party

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

Mailing Address                                Mailing Address
8041 BROOKLYN BOULEVARD

City              State    Zip Code            City            State   Zip Code
BROOKLYN PARK     MN       55445

6. This financing statement covers the following types or items of property. (If crops are covered describe the real estate and list the name of record owner.) ALL PROPERTY DESCRIBED ON THE ATTACHED EXHIBIT A.






RETURN ACKNOWLEDGMENT COPY TO:
(name and address)                  BIOSENSOR CORPORATION

                                    By /s/ B. Steven Springrose  Its:
                                    --------------------------------------------
[NORWEST BANK MINNESOTA, NATIONAL                Debtor's Signature
 ASSOCIATION
 8041 Brooklyn Boulevard            (Required in Most Cases - see instructions)

 Brooklyn Park, Minnesota 55445  ]  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                    By: /s/ Mona M. Krueger   Its:
                                    --------------------------------------------
                                              Secured Party's Signature
   PLEASE DO NOT TYPE OUTSIDE
      THE BRACKETED AREA.

                                                                       EXHIBIT A

[LOGO] NORWEST BANKS

SECURED PARTY               ADDRESS                      OFFICE
Norwest Bank Minnesota,     8041 Brooklyn Blvd.          Brooklyn Blvd. Office
National Association        Brooklyn Park, MN 55445

DEBTOR:        BIOSENSOR CORPORATION

UCC - 1 FINANCING STATEMENT DESCRIPTION:

This Financing Statement covers the following types of items of property:

[X]      (a)      All inventory of Debtor, whether now owned or hereafter
                  acquired and wherever located.

[X]      (b)      All equipment of Debtor, whether now owned or hereafter
                  acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, parts and tools, and the goods described in any equipment schedule or list furnished to Secured Party by Debtor (but no such schedule or list need be furnished in order for the security interest to be valid as to all of Debtor's equipment).

[ ]      (c)      All farm products of Debtor, whether now owned or hereafter acquired, including but not limited to (i) all poultry and livestock and their young, products thereof and produce thereof, (ii) all crops, whether annual or perennial, and the products thereof, (iii) all feed, seed, fertilizer, medicines and other supplies used or produced by Debtor in farming operations, (iv) any crop insurance payments and any government farm support payments, including any diversion or deficiency payments. The real estate concerned with the above described crops growing or to be grown is: __________________ and the name of the record owner is: ________________________

[X]      (d)      Each and every right of Debtor to the payment of money,
                  whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property by Debtor, out of a rendering of services by Debtor, out of a loan by Debtor, out of the overpayment of taxes or other liabilities of Debtor, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests
                  (including all liens and security interests) which Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make such payment or against any of the property of such account debtor or other obligor; all including but not limited to all present and future debt instruments, chattel papers, loans and obligations receivable and tax refunds.

[X]      (e)      all general intangibles of Debtor, whether now owned or
                  hereafter acquired, including, but not limited to, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade name, customers lists, permits and franchises, and the right to use Debtor's name.

[X]      (f)      All contract rights of the Debtor, whether now owned or
                  hereafter acquired.

                  Regardless of which boxes are checked above, this Financing Statement also covers:

                  All substitutions and replacements for and products of any of the foregoing property not constituting consumer goods and proceeds of any and all of the foregoing property and, in the case of all tangible collateral, together with all accessions and, except in the case of consumer goods, together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

[LOGO]
NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION                                          PERSONAL GUARANTY

Norwest Bank Minnesota,                      Biosensor Corporation
  National Association                       13755 First Avenue North
8041 Brooklyn Boulevard                      Plymouth, Minnesota 55441
Brooklyn Park, Minnesota 55445               (the "Borrower")
(the "Bank")

April 7, 1997

         FOR VALUABLE CONSIDERATION, and to induce the Bank in its sole discretion to make loans or extend other accommodations to or for the account of the Borrower, the undersigned gives this Personal Guaranty (the "Guaranty") and absolutely and unconditionally guarantees to the Bank the full and prompt payment of each and every debt, liability or obligation which the Borrower may now or at any time in the future owe to the Bank (the "Indebtedness"). This Guaranty is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be binding upon the undersigned, whether or not all Indebtedness is paid in full, until this Guaranty is revoked prospectively in writing as to future transactions. Such revocation shall not be effective until actually received in writing by the Bank and then shall not be effective as to Indebtedness existing or committed to at the time of revocation, and shall not be effective as to renewals, extensions, or refinancings of existing Indebtedness, whether such Indebtedness is renewed before or after receipt of such notice of revocation. The death or incompetence of the undersigned shall not revoke this Guaranty until written notice of such death or incompetence is actually received by the Bank, and then only prospectively as to future transactions as set forth above.

         The liability of the undersigned under this Guaranty shall include accrued interest and all attorneys' fees, collection costs and enforcement expenses incurred by the Bank in collecting on and enforcing its rights under the Indebtedness, and all such costs and expenses incurred by the Bank in connection with the protection, defense, or enforcement of this Guaranty in any litigation or bankruptcy proceedings. The Bank may apply any sums received by or available to the Bank on account of the Indebtedness from Borrower or any other person (except the undersigned), or from the Borrower's or other such persons' properties or any collateral security or other source of payment, and such application of proceeds or receipts shall not reduce or impair the liability of the undersigned under this Guaranty.

         Notwithstanding the preceding paragraph, the liability of the undersigned under this Guaranty shall be limited to a principal amount of $150,000.00, plus accrued interest and all attorneys' fees, collection costs and enforcement expenses incurred by the Bank in collecting on and enforcing its rights under the Indebtedness and incurred in connection with the protection, defense or enforcement of this Guaranty in any litigation or bankruptcy proceedings. The Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without reducing or impairing the liability of the undersigned under this Guaranty. Any payment made by the undersigned under this Guaranty shall be effective to reduce or discharge the undersigned's liability only if accompanied by a written transmittal document, received by the Bank and advising it that such payment is made under this Guaranty for such purpose.

         The undersigned further acknowledges and agrees with Bank that:

1. No act or event need occur to establish the liability of the undersigned under this Guaranty, and no act or event, except full payment and discharge of all Indebtedness, shall exonerate and discharge the liability of the undersigned under this Guaranty.

2. If the undersigned dies or becomes insolvent (however defined) then the Bank may declare immediately due and payable the obligations of the undersigned under this Guaranty, and the undersigned shall immediately pay to the Bank the full amount of all Indebtedness, whether due and payable or unmatured. If the undersigned voluntarily commences or there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code, the obligations of the undersigned under this Guaranty shall immediately be due and payable without the necessity of demand or notice.

3. The undersigned will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the undersigned against the Borrower or any person liable for payment of the Indebtedness, or as to any collateral securing the Indebtedness, unless and until all of the Indebtedness shall have first been fully paid and discharged.

4. The Bank may in its discretion enter into transactions resulting in the creation or continuance of Indebtedness, without notice to or the consent or approval of the undersigned, regardless of whether or not any existing relationship between the Borrower and the undersigned has been revoked and regardless of whether this Guaranty has been revoked.

5. The liability of the undersigned shall not be reduced or impaired by any of the following acts or events (which the Bank is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without notice to or the consent or approval of the undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for a period longer than the original period) or any modification of the interest rate, maturity or other contractual terms applicable to all or part of the Indebtedness; (iii) any waiver or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of the Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable with respect to any of the Indebtedness;
(v) any discharge of any evidence of Indebtedness or the acceptance of any instrument renewing or refinancing the Indebtedness; (vi) any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to assure its proper or sufficient creation, perfection, or priority, or to protect, insure, or enforce any collateral security; or any modification, substitution, discharge, impairment, or loss of such collateral security; (vii) any foreclosure or enforcement of any collateral security by the Bank or any other creditor of the Borrower with a security interest in the collateral security; (viii) any assignment or transfer of any Indebtedness or documentation evidencing the Indebtedness; (ix) any order of application of any payments or credits upon the Indebtedness from the Borrower, the undersigned, or any other person; and (x) any election by the Bank under ss. 1 1 1 1 (b)(2) of the United States Bankruptcy Code

6. The undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the preceding sentence, the undersigned will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, misrepresentation or fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other party liable for payment of any of the Indebtedness, or any setoff available against the Bank to Borrower or any such other person, whether or not on account of a related transaction. The undersigned shall be liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

7. The Bank may in its sole discretion demand that the undersigned discharge its obligations under this Guaranty at any time, whether at the time of the scheduled or accelerated maturity of the Indebtedness or at any earlier or later time, and regardless of whether there has been a default with respect to the Indebtedness. The Bank shall not be required to first resort for payment of the Indebtedness to the Borrower or to any other person or their properties, or to first enforce, realize upon, or exhaust any collateral security given to secure the Indebtedness before enforcing this Guaranty. The undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing part or all of the Indebtedness.

8. If any payment applied by the Bank to the Indebtedness is later set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

9. The liability of the undersigned under this Guaranty is in addition to and cumulative with all other liabilities of the undersigned to the Bank as a guarantor or otherwise, without limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

10. This Guaranty shall be enforceable regardless of the failure of other persons to sign other guaranties of the Indebtedness. This Guaranty shall be effective upon delivery to the Bank, without further act, condition or acceptance by the Bank, shall be binding upon the undersigned and the heirs, representatives, successors and assigns of the undersigned for the benefit of the Bank and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application shall not affect other lawful provisions and applications of this Guaranty, which is severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by both the undersigned and the Bank. This Guaranty is issued in and shall be governed by the laws of the State of Minnesota.


                        WAIVER OF RIGHT TO TRIAL BY JURY

The undersigned hereby waives the right to a trial by jury in any action relating to this Guaranty


         IN WITNESS WHEREOF, this Guaranty has been duly executed on the above date by the undersigned.



                                              /s/ B. STEVEN SPRINGROSE
                                              B. STEVEN SPRINGROSE

                                              Address:
                                              12505 58th Av N
                                              Plymouth    MN  55442

[LOGO]
NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION                                      ARBITRATION AGREEMENT

Norwest Bank Minnesota,                      Biosensor Corporation
  National Association                       13755 First Avenue North
8041 Brooklyn Boulevard                      Plymouth, Minnesota 55441
Brooklyn Park, Minnesota 55445               (the "Borrower")
(the "Bank")

April 7, 1997

1. AGREEMENT TO ARBITRATE. The Bank and Borrower agree to submit to binding arbitration all claims, disputes and controversies (whether in tort, contract, or otherwise, except "core proceedings" under the U.S. Bankruptcy Code) arising between themselves and their respective employees, officers, directors, attorneys and other agents, which relate in any way without limitation to existing and future loans and extensions of credit or requests for additional credit, including by way of example but not by way of limitation the negotiation, collateralization, administration, repayment, modification, default, termination and enforcement of such loans or extensions of credit.

2. RULES GOVERNING ARBITRATION. Arbitration under this Agreement will be governed by the Federal Arbitration Act and proceed in Minneapolis, Minnesota in accordance with the American Arbitration Association's commercial arbitration rules ("AAA Rules").

3. SELECTION OF ARBITRATOR. Arbitration will be conducted before a single neutral arbitrator selected in accordance with AAA Rules and who shall be an attorney who has practiced commercial law for at least ten years.

4. STATUTES OF LIMITATION AND PROCEDURAL ISSUES. The arbitrator will determine whether an issue is arbitratable and will give effect to applicable statutes of limitation. Judgment upon the arbitrator's award may be entered in any court having jurisdiction. The arbitrator has the discretion to decide, upon documents only or with a hearing, any motion to dismiss for failure to state a claim or any motion for summary judgment.

5. DISCOVERY. Discovery will be governed by the Minnesota Rules of Civil Procedure. Discovery must be completed at least 20 days before the hearing date and within 180 days of the commencement of arbitration. Each request for an extension and all other discovery disputes will be determined by the arbitrator upon a showing that the request is essential for the party's presentation and that no alternative means for obtaining information are available during the initial discovery period.

6. EXCEPTIONS TO ARBITRATION. This Agreement does not limit the right of either party to a) foreclose against real or personal property collateral; b) exercise self-help remedies such as setoff or repossession; c) obtain provisional remedies such as replevin, injunctive relief, attachment or the appointment of a receiver during the pendency or before or after any arbitration proceeding; or
d) obtain a cognitive judgment, if available. These exceptions do not constitute a waiver of the right or obligation of either party to submit any dispute to arbitration, including those arising from the exercise of these remedies.

7. ARBITRATION COSTS AND FEES. The arbitrator will award costs and expenses in accordance with the provisions of the documents evidencing each loan or extension of credit.


NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION                    BIOSENSOR CORPORATION

By: /s/ Mona M. Krueger                 By: /s/ B. Steven Springrose
    Mona M. Krueger, Vice President         B. Steven Springrose, President